 EX‑33.31

(logo) WELLS FARGO	Commercial Mortgage Servicing D1050-084, 8th Floor 401 South Tryon Street Charlotte, NC 28202

Management’s Assessment

Management of Wells Fargo Commercial Mortgage Servicing, a division of Wells Fargo Bank, National Association, (the “Company”) is responsible for assessing compliance with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission relating to the servicing of commercial loans (the “Platform”), except for servicing criteria 1122(d)(1)(iii), 1122(d)(3)(i)(B-D), 1122(d)(3)(ii-iv), and 1122(d)(4)(xv), which the Company has determined are not applicable to the activities it performs with respect to the Platform, as of and for the year ended December 31, 2016. Appendix A to this letter identifies the commercial mortgage pools and other structures involving the commercial loans constituting the Platform. Appendix B to this letter identifies the applicable servicing criteria with respect to the Platform.

With respect to servicing criteria 1122(d)(4)(xi) and 1122(d)(4)(xii), the Company performs applicable activities covered by these criteria, with respect to the Platform, except the Company has engaged various vendors to perform certain tax payment activities. Such vendors have provided separate Regulation AB Item 1122 management assessments and attestations for such activities.

With respect to applicable servicing criterion 1122(d)(4)(iii), there were no activities performed during the year ended December 31, 2016 with respect to the Platform, because there were no occurrences of events that would require the Company to perform such activities.

With respect to servicing criteria 1122(d)(1)(i), 1122(d)(3)(i)(A), 1122(d)(4)(i), and 1122(d)(4)(vi), the Company has engaged various vendors to perform the activities required by these servicing criteria. The Company’s management has determined that none of these vendors is considered a “servicer” as defined in Item 1101(j) of Regulation AB, and the Company’s management has elected to take responsibility for assessing compliance with the servicing criteria applicable to each vendor as permitted by the SEC’s Compliance and Disclosure Interpretation (“C&DI”) 200.06, Vendors Engaged by Servicers (C&DI 200.06) (formerly SEC Manual of Publicly Available Telephone Interpretations 17.06). The Company has policies and procedures in place designed to provide reasonable assurance that the vendors’ activities comply in all material respects with the servicing criteria applicable to each vendor. The Company’s management is solely responsible for determining that it meets the SEC requirements to apply C&DI 200.06 for the vendors and related criteria.

The Company’s management has assessed the Company’s compliance with the applicable servicing criteria as of and for the year ended December 31, 2016. In making this assessment, management used the criteria set forth by the Securities and Exchange Commission in paragraph (d) of Item 1122 of Regulation AB. Based on such assessment, management believes that, as of and for the year ended December 31, 2016, the Company has complied in all material respects with the servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission relating to the servicing of the Platform.

KPMG LLP, an independent registered public accounting firm, has issued an attestation report with respect to management's assessment of compliance with the applicable servicing criteria as of and for the year ended December 31, 2016.

February 27, 2017

/s/ Daniel E. Bober

Daniel E. Bober

Executive Vice President,

Commercial Mortgage Servicing

Wells Fargo Bank, National Association

Client Solutions 1-800-326-1334 8:00 am to 6:00 pm Eastern Time M – F Fax 704-715-0034 or commercial.servicing@wellsfargo.com	(logo) Together we’ll go far

APPENDIX A

COMMERCIAL MORTGAGE POOLS AND OTHER STRUCTURES

(Pearlmark) Prep Investment Advisors WH	BACM 2016-UBS10	BANC OF AMERICA COMM MTG 2006-2
1166 AVENUE OF AMERICAS 2005-C6	BACM2007-1	BANC OF AMERICA COMM MTG 2006-5
1166 AVENUE OF THE AMERICAS 2002-C5	BA-FUNB 2001-3	BANC OF AMERICA COMM MTG 2007-3
1211 Avenue of the Americas 2015-1211	BALDR SHERWOOD FUND WH	BANCORP 2016 CRE1
1345 Aveneu of the Americas Park Ave FB 2005-1	BAMLL 2013-DSNY	BANCORP 2016 CRE1 COMPANION
1345FB2005 (COMPANION)	BAMLL 2013-WBRK	BANCORP BANK WAREHOUSE
2001-CMLB-1	BAMLL 2014 - FL1	BANK OF AMERICA WAREHOUSE
225 LIBERTY STREET TRUST 2016-225L	BAMLL 2014-520M	BANK OF NEW YORK MELLON
225 LIBERTY STREET TRUST 2016-225L Companion	BAMLL 2014-8SPR	BARCLAYS WAREHOUSE
3 WORLD TRADE CENTER 2014	BAMLL 2014-FL1 COMPANION	BASIS RE CAPITAL II (REPO)
7 WORLD TRADE CENTER 2012-WTC	BAMLL 2014-ICTS	BB 2013-TYSN
7 WORLD TRADE CENTER 2012-WTC COMPANION	BAMLL 2014-INLD	BB&T WAREHOUSE
A10 2013-1 BACK UP SERVICER	BAMLL 2014-INLD MZ B	BBCMS 2014-BXO
ACCOR MEZZ WAREHOUSE	BAMLL 2014-IP	BBCMS 2015-MSQ
ACM 2016-1	BAMLL 2015-200P	BBCMS 2015-MSQ COMPANION
ACM TRAFFORD V LLC WAREHOUSE	BAMLL 2015-ASHF	BBCMS 2015-SLP
ACRE 2013-FL1	BAMLL 2015-ASHF MZ A	BBCMS 2015-SLP MZ A
ACRE 2014-FL2	BAMLL 2015-ASHF MZ B	BBCMS 2016-ETC
AG MIT CREL (ANGELO GORDON ENTITY) REPO	BAMLL 2015-ASTR	BBCMS 2016-ETC COMPANION
ALL STATE_PPG (PARTICIPATION)	BAMLL 2015-HAUL	BBCRE 2015-GTP
ALTSHULER & FORETHOUGHT WAREHOUSE	BAMLL 2016-ASHF-SPECIAL SERVIC	BBSG 2016-MRP
AMERICOLD 2010-ART	BAMLL 2016-ISQR	BB-UBS 2012-SHOW
AOA 2015-1177	BAMLL 2016-SS1	BB-UBS 2012-TFT
ARCHETYPE & BARCLAYS REPO	BANC OF AMERICA COMM MTG 2005-6	BEAR 1999-C1
Aviva Life & Pensions UK Limited WH	BANC OF AMERICA COMM MTG 2006-1	BELVEDERE CAPITAL WAREHOUSE
BERRY ENTERPRISES WAREHOUSE	BSC07PWR15	BWAY 2013-1515
BHMS 2014-ATLS	BSC07PWR16	BWAY 2015-1740
BLACKSTONE (BRE/MWT)	BSC07PWR17	BXHTL 2015-DRMZ MZ B
BLCP 2014-CLRN	BSC07PWR18	BXHTL 2015-JWRZ
BMC MORTGAGES VI	BSC99WF2	CANTOR CRE LENDING LP
BRIGADE CAPITAL MGMT WAREHOUSE	BSCM02TOP8	CANTOR REPO WITH MET LIFE
BROE WAREHOUSE	BSCM03TOP10	CAPITAL LEASE WAREHOUSE-398 & 526
BS01TOP2	BSCM03TOP12	CAPITAL SOURCE RELT 2006-A
BSB06001	BSCM04TOP14	CAPITAL TRUST, INC
BSC00WF2	BSCM04TOP16	CAPLEASE CDO 2005-1
BSC01TP4	BSCM05TOP18	CBA-MEZZANINE CAPITAL FINANCE,
BSC02TP6	BSCM05TOP20 (NONPOOLED)	CD 2006-CD2
BSC03PWR2	BSCM06TOP22	CD 2006-CD3
BSC04PWR3	BSCM06TOP24	CD 2007-CD4
BSC04PWR4	BSCM07TOP26	CD 2007-CD4 COMPANION
BSC04PWR5	BSCM07TOP28	CD 2007-CD5
BSC04PWR6	BSCM07TOP28 (COMPANION) 1_BALDEAGLE	CD 2016 CD2
BSC05PWR10	BSCM07TOP28 (COMPANION) 2_STARWOOD	CD 2016-CD2 COMPANION
BSC05PWR7	BSCMS05TOP20	CFCRE 2015-RUM
BSC05PWR8	BSCMS05TOP20 (COMPANION) 1_NYLIFE	CFCRE 2016-C3
BSC05PWR9	BSCMS05TOP20 (COMPANION) 2_HARTFORDLIFE	CFCRE 2016-C3 COMPANION
BSC06PWR11	BSCMS05TOP20 (COMPANION) 3_METLIFE	CFCRE 2016-C4
BSC06PWR12	BSCMS05TOP20 (COMPANION)_LANDESBANK	CFCRE 2016-C6
BSC06PWR13	BUCHANAN FUND V	CFCRE 2016-C6 COMPANION
BSC06PWR14	BUCHANAN MORTGAGE CAPITAL	CG FUNDING I LLC
CG FUNDING II LLC	CGCMT 2016-P4	CLAROS MORTGAGE TRUST WAREHOUSE
CGBAM 2014-HD	CGCMT 2016-P4 COMPANION	CLI INSURANCE SERVICING
CGBAM 2014-HD COMPANION	CGRBS 2013-VNO5TH	CLMT 2016-CLNE
CGCMT 2013-GC15	CGWF 2013-RKWH	CMAT 1999 C1
CGCMT 2013-GC17	CGWF 2013-RKWH COMPANION	CMTG/CN MORTGAGE REIT LLC (MA
CGCMT 2014-388G	CHASE 1999-2	COBALT 2006-C1
CGCMT 2014-GC19	CHASE 2000-3	COBALT 2007- C3
CGCMT 2014-GC19 COMPANION	CHASE-FUNB 1999-1	COBALT 2007- C3 COMPANION
CGCMT 2014-GC21	CIBC	COBALT 2007-C2
CGCMT 2014-GC21 COMPANION	CITIGROUP 2005 C3	COBALT 2007-C2 COMPANION
CGCMT 2014-GC25	CITIGROUP 2006 C5	COLONY CDCFIV WAREHOUSE
CGCMT 2015-101A	CITIGROUP 2006-FL2 COMPANION	COLONY COLFINNOMA WAREHOUSE
CGCMT 2015-GC27	CITIGROUP 2007-C6	COMM 2009-K3
CGCMT 2015-GC27 COMPANION	CITIGROUP 2007-C6 (COMPANION)	COMM 2009-K4 PRIMARY
CGCMT 2015-GC31	CITIGROUP 2012-GC8	COMM 2010-C1
CGCMT 2015-GC31 COMPANION	CITIGROUP 2012-GC8 COMPANION	COMM 2012-9W57
CGCMT 2015-GC33	CITIGROUP 2013-375P	COMM 2012-CCRE1
CGCMT 2015-GC33 Companion	CITIGROUP 2013-375P COMPANION	COMM 2012-CCRE2
CGCMT 2015-P1	CITIGROUP 2013-GCJ11	COMM 2012-CCRE3
CGCMT 2015-P1 Companion	CITIGROUP 2013-SMP	COMM 2012-CCRE4
CGCMT 2015-SSHP	CITIGROUP CMT 2004 C1	COMM 2012-LC4
CGCMT 2016-C1	CITIGROUP GLOBAL MARKETS REALTY CORP	COMM 2013-CCRE10
CGCMT 2016-GC36-SPECIAL SERVIC	CITIGROUP UK WAREHOUSE	COMM 2013-CCRE10 COMPANION
CGCMT 2016-GC37	CITY CENTER 2011-CCHP	COMM 2013-CCRE12
CGCMT 2016-P3	CITY CENTER 2011-CCHP COMPANION	COMM 2013-CCRE13
COMM 2013-CCRE6	COMM 2014-UBS3 COMPANION	COMM07FL14 (COMPANION) 2_SOCIETE GENERAL
COMM 2013-CCRE6 COMPANION	COMM 2014-UBS5	COMM07FL14 (NONPOOLED)
COMM 2013-FL3 COMPANION	COMM 2014-UBS5 COMPANION	COMMUNITY SOUTH BANK PORTFOLIO
COMM 2013-SFS	COMM 2015 -3BP	CONCORD REAL ESTATE CDO 2006-1 (CERITOS)
COMM 2013-THL	COMM 2015 CCRE25 Companion	CORE 2015- TEXW
COMM 2013-WWP	COMM 2015-3BP MEZZ	CORE 2015-CALW
COMM 2013-WWP COMPANION	COMM 2015-CCRE22	CORE 2015-WEST
COMM 2014-277P	COMM 2015-CCRE22 COMPANION	COUNTRYWIDE 2007-MF1
COMM 2014-BBG	COMM 2015-CCRE23	CRE/AFS ESCROW ONLY LOANS
COMM 2014-CCRE14	COMM 2015-CCRE23 COMPANION	CRESS 2008-1 CDO_PLAZAELSEGUNDO
COMM 2014-CCRE14 COMPANION	COMM 2015-CCRE24	CREST 2003-2
COMM 2014-CCRE15 PRIMARY	COMM 2015-CCRE24 COMPANION	CS FIRST BOSTON 1998 C2
COMM 2014-CCRE20	COMM 2015-CCRE25	CSAIL 2015-C2
COMM 2014-CCRE20 COMPANION	COMM 2015-CCRE26	CSAIL 2015-C2 COMPANION
COMM 2014-FL4	COMM 2015-CCRE26 COMPANION	CSAIL 2015-C4
COMM 2014-FL4 COMPANION	COMM 2015-LC23	CSAIL 2016-C7
COMM 2014-FL5	COMM 2015-LC23 COMPANION	CSAIL 2016-C7 COMPANION
COMM 2014-KYO	COMM 2015-PC1	CSCMC 2007-C4
COMM 2014-LC15	COMM 2015-PC1 COMPANION	CSCMT 2007-C2
COMM 2014-LC15 COMPANION	COMM 2016-787S	CSCMT 2007-C3
COMM 2014-LC17	COMM 2016-787S COMPANION	CSF99C01
COMM 2014-LC17 COMPANION	COMM 2016-CCRE28	CSFB 2006-C2
COMM 2014-PAT	COMM 2016-DC2	CSFB94CFB1
COMM 2014-UB6 PRIMARY ONLY	COMM 2016-DC2 COMPANION	CSMC 2014-USA
COMM 2014-UBS3	COMM07FL14	CSMC 2016-MFF
CSMC 2016-NXSR	DOLLAR GENERAL	FREMF 2011-K11
CSMC 2016-NXSR COMPANION	ELLIOTT WAREHOUSE	FREMF 2011-K13
DAVIS COMPANIES WAREHOUSE	ENERGY PLAZA LEASE TRUST 2002	FREMF 2011-K14 PRIMARY ONLY
DBCCRE 2014-ARCP	FG MANAGEMENT (FGUSRED) WAREHOE	FREMF 2011-K15
DBJPM 2016-C1	FII F DEBT ACCT PTE LTD	FREMF 2011-K16 - PRIMARY ONLY
DBJPM 2016-C1 COMPANION	First Tennessee Bank	FREMF 2011-K701
DBJPM 2016-SFC	FIRSTKEY MASTER SELLER 1 LLC (	FREMF 2011-K702
DBJPM 2016-SFC COMPANION	FIVE MILE WAREHOUSE	FREMF 2011-K703
DBUBS 2011- LC3	FIVE MILE WAREHOUSE (GS)	FREMF 2011-K704
DBUBS 2011-LC1	FKL 2015-SFR1	FREMF 2011-KAIV PRIMARY ONLY
DBUBS 2011-LC1 COMPANION	FKL SELLER 1 LLC -WF REPO	FREMF 2012 - K19 PRIMARY ONLY
DBUBS 2011-LC2	FNMA World Savings	FREMF 2012-K17 PRIMARY AND SPECIAL
DBWF 2015-LCM	FORT CRE 2016-1	FREMF 2012-K18 - PRIMARY ONLY
DBWF 2015-LCM COMPANION	FORTRESS (CF TRANS HOLDCO LLC) WAREHOUSE	FREMF 2012-K20
DBWF 2016-85T	FORTRESS CREDIT CORP WAREHOUSE	FREMF 2012-K21 - PRIMARY ONLY
DBWF 2016-85T COMPANION	FORTRESS REPO WITH NATIXIS	FREMF 2012-K22 (PRIMARY ONLY)
DELPHI CRE FUNDING (ACORE WAREHOUSE)	FOUR TIMES SQUARE 2006 - 4TS	FREMF 2012-K23
DESERT RIDGE MEZZ A WAREHOUSE	FOUR TIMES SQUARE 2006 - 4TS COMPANION	FREMF 2012-K501 - PRIMARY ONLY
DEUTSCHE TRUST COMPANY LIMITED	FREDDIE MAC 2010 K-SCT	FREMF 2012-K705 - PRIMARY ONLY
DEXIA REAL ESTATE PORTFOLIO	FREMF 2010-K6 PRIMARY ONLY	FREMF 2012-K706
DLJ 1998-CG1	FREMF 2010-K7	FREMF 2012-K707
DLJ 1999-CG1	FREMF 2010-K8	FREMF 2012-K708
DLJ 1999-CG2	FREMF 2010-K9	FREMF 2012-K709 - PRIMARY ONLY
DLJ 1999-CG3	FREMF 2011 K12 PRIMARY ONLY	FREMF 2012-K710 PRIMARY ONLY
DMARC 1998-C1	FREMF 2011-K10 - PRIMARY ONLY	FREMF 2012-K711
FREMF 2012-KP01 PRIMARY ONLY	FREMF 2014-K714	FREMF 2015-KF11
FREMF 2013 K28 (PRIMARY)	FREMF 2014-K716	FREMF 2015-KF12
FREMF 2013 K29 (MASTER)	FREMF 2014-K717 PRIMARY	FREMF 2015-KJ01 (PRIMARY)
FREMF 2013 K30 MASTER	FREMF 2014-KF04	FREMF 2015-KJ02
FREMF 2013 K32 PRIMARY ONLY	FREMF 2014-KF05	FREMF 2015-KKA PRIMARY
FREMF 2013 K713	FREMF 2014-KF06 PRIMARY	FREMF 2015-KP02 (Primary Only)
FREMF 2013-K24 (PRIMARY ONLY)	FREMF 2014-KX01 (PRIMARY)	FREMF 2015-KS03
FREMF 2013-K25	FREMF 2015 - K718	FREMF 2016 K504
FREMF 2013-K26	FREMF 2015-K1501 PRIMARY	FREMF 2016 K52 (PRIMARY)
FREMF 2013-K27	FREMF 2015-K42	FREMF 2016 K53
FREMF 2013-K31	FREMF 2015-K43 (PRIMARY)	FREMF 2016 K54 (PRIMARY)
FREMF 2013-K33	FREMF 2015-K44	FREMF 2016 K55
FREMF 2013-K34	FREMF 2015-K45	FREMF 2016 K56 (PRIMARY)
FREMF 2013-K35 (PRIMARY)	FREMF 2015-K46 PRIMARY	FREMF 2016 K57
FREMF 2013-K712 PRIMARY ONLY	FREMF 2015-K47	FREMF 2016 K722 (PRIMARY)
FREMF 2013-KS01 PRIMARY	FREMF 2015-K48	FREMF 2016 KBAM (PRIMARY AND SPECIAL)
FREMF 2014 - K503-SPECIAL SERV	FREMF 2015-K49	FREMF 2016 KC01 (PRIMARY AND SPECIAL)
FREMF 2014 K37 (PRIMARY)	FREMF 2015-K50 (PRIMARY)	FREMF 2016 KF13 (PRIMARY)
FREMF 2014 K39 PRIMARY	FREMF 2015-K51	FREMF 2016 KF14
FREMF 2014 K715	FREMF 2015-K719	FREMF 2016 KF15
FREMF 2014 KS02	FREMF 2015-K720	FREMF 2016 KF17 (PRIMARY)
FREMF 2014-K36	FREMF 2015-K721	FREMF 2016 KF18 (PRIMARY AND SPECIAL)
FREMF 2014-K38 PRIMARY	FREMF 2015-KF07 (PRIMARY)	FREMF 2016 KF19
FREMF 2014-K40	FREMF 2015-KF09 (Primary Only)	FREMF 2016 KF20 (PRIMARY AND SPECIAL)
FREMF 2014-K41 (PRIMARY)	FREMF 2015-KF10 (PRIMARY)	FREMF 2016 KF21 (PRIMARY)
FREMF 2016 KF23 (PRIMARY AND SPECIAL)	FUNB 2001 C3	GOLDMAN SACHS UK WAREHOUSE
FREMF 2016 KIR1	FUNB 2001 C3 B NOTES	GOLDMAN SACHS WAREHOUSE
FREMF 2016 KJ03 (PRIMARY AND SPECIAL)	FUNB 2001 C4	GRACE 2014-GRCE
FREMF 2016 KJ05 (PRIMARY AND SPECIAL)	FUNB/CHASE 1999 C2	GRAND PACIFIC BUSINESS LOAN TRUST 2005-1
FREMF 2016 KJ08 (PRIMARY AND SPECIAL)	FUNB99C1	GREENWICH CAPITAL FINANCIAL PRODUCTS INC
FREMF 2016 KP03 (PRIMARY)	FUNB-BA 2001 C1	GREENWICH CCFC 05 GG5 (COMPANION)
FREMF 2016 KS06	GAHR 2015-NRF	GREENWICH CCFC 2002 C1
FREMF 2016 KS07	GCCP H-1, LLC (GROSSMAN)	GREENWICH CCFC 2003-C1
FREMF 2016 KW01	GE 2002 C2	GREENWICH CCFC 2003-C2
FREMF 2016 KX02 (PRIMARY)	GE 2006 C1	GREENWICH CCFC 2004-GG1
FREMF 2016-K59	GECC 2001-3	GREENWICH CCFC 2005-GG5
FREMF 2016-K60	GECC 2002-1	GREENWICH CCFC 2007-GG11
FREMF 2016-K723 (PRIMARY AND SPECIAL)	GECC 2002-3	GREENWICH CCFC 2007-GG11 COMPANION
FREMF 2016-KF16-SPECIAL SERVIC	GECMC 2004 C2	GREENWICH CCFC 2007-GG9
FREMF 2016-KF24 (PRIMARY)	GECMC 2007-C1	GREENWICH CCFC 2007-GG9 COMPANION
FREMF 2016-KF25 (PRIMARY)	GEMINI ALTO CENTERVILLE WAREHOUSE	GS COMMERCIAL REAL ESTATE WAREHOUSE
FREMF 2016-KJ04-SPECIAL SERVIC	GERMAN AMERICAN CAPITAL CORPORATION WARE	GSMS 2010-C2
FREMF 2016-KJ07-SPECIAL SERVIC	GOLDMAN 2006-GG6	GSMS 2010-C2 COMPANION
FREMF 2016-KJ09 (PRIMARY AND SPECIAL)	GOLDMAN 2006-GG6 COMPANIONS	GSMS 2011-GC3
FULB 1997 C2	GOLDMAN 2006-GG8	GSMS 2011-GC5
FUNB 1999 C4	GOLDMAN 2006-GG8 COMPANIONS	GSMS 2011-GC5 COMPANION
FUNB 2000 C1	GOLDMAN 2007-GG10	GSMS 2012-ALOHA
FUNB 2000 C2	GOLDMAN 2007-GG10 COMPANION	GSMS 2012-BWTR
FUNB 2001 C2	GOLDMAN 2010-K5 - PRIMARY ONLY	GSMS 2012-GCJ7
FUNB 2001 C2 B NOTES	GOLDMAN SACHS 2005-ROCK	GSMS 2012-GCJ7 COMPANION
GSMS 2012-GCJ9	GSMSC04GG2	JPM07CIBC19
GSMS 2012-SHOP	GSMSC04GG2 (COMPANION) 1_VARIABLELIFE	JPM08C2
GSMS 2012-TMSQ	HBST 2015-HBS	JPM2006LDP8
GSMS 2013-GC10	HILLCREST WAREHOUSE	JPM2007LDP12
GSMS 2013-GC13	HILTON 2016-HHV	JPM6LDP9
GSMS 2013-GCJ12	HILTON 2016-HHV COMPANION	JPMBB 2013-C15
GSMS 2013-GCJ14	HILTON 2016-SFP	JPMBB 2013-C15 COMPANION
GSMS 2013-GCJ16	HUDSON YARDS 2016-10HY	JPMBB 2013-C17
GSMS 2013-KING	HUDSON YARDS 2016-10HY COMPANI	JPMBB 2013-C17 COMPANION
GSMS 2014-GC18	HYUNDAI INVESTMENTS (10HY MEZZ	JPMBB 2014 - C21 COMPANION
GSMS 2014-GC22	ICBC -Limited London Branch UK Warehouse	JPMBB 2014-C21
GSMS 2014-GC22 COMPANION	Inland Mortgage Capital LLC Warehouse	JPMBB 2014-C22
GSMS 2014-GC26	Inland Mortgage Lending REPO	JPMBB 2014-C22 COMPANION
GSMS 2015-590M	IRVINE CORE OFFICE TRUST 2013-IRV	JPMBB 2014-C23
GSMS 2015-590M COMPANION	JEMB MADISON AVE LLC (BASIS I - 292 MAD)	JPMBB 2014-C23 COMPANION
GSMS 2015-GC28	JLC VII WAREHOUSE	JPMBB 2014-C24
GSMS 2015-GC34	JLC WAREHOUSE I LLC	JPMBB 2014-C24 COMPANION
GSMS 2015-GC34 COMPANION	JLC WAREHOUSE II LLC	JPMBB 2014-C25
GSMS 2015-GS1	JLC WAREHOUSE IV LLC (DEUTSCHE REPO)	JPMBB 2014-C25 COMPANION
GSMS 2016 GS4	JLC WH & MEZZ VI LLC (JEFFRIES REPO)	JPMBB 2015-C28
GSMS 2016-GS4 COMPANION	JLC WH & MEZZ VI LLC PT2 (JEFFRIES REPO)	JPMBB 2015-C28 COMPANION
GSMS 2016-RENT	JP MORGAN CHASE	JPMBB 2015-C29
GSMS 2016-RENT COMPANION	JPM 2012-CIBX COMPANION	JPMBB 2015-C30
GSMSC 2010-C1	JPM06CIBC15	JPMBB 2015-C30 COMPANION
GSMSC 2010-C1 COMPANION	JPM06CIBC17	JPMBB 2015-C32
JPMBB 2015-C32 COMPANION	JPMCC 2007-LDP11 COMPANION	LADDER CAPITAL LLC REPO
JPMBB 2015-C33	JPMCC 2012-C6	LADDER DEUTSCHE REPO
JPMBB 2015-C33 Companion	JPMCC 2013-C16	LADDER JPM REPO
JPMBB 2016-C1	JPMCC 2013-C16 COMPANION	LADDER MET LIFE REPO
JPMC 2001 CIBC3	JPMCC 2014-DSTY	LADDER VI REIT WAREHOUSE
JPMC 2002 C1	JPMCC 2014-FL5	LADDER VI TRS WAREHOUSE
JPMC 2002 C2	JPMCC 2014-FL5 COMPANION	LADDER WELLS FARGO REPO
JPMC 2002 CIBC5	JPMCC 2015-COSMO	LB 1998 C4
JPMC 2003 CIBC6	JPMCC 2015-JP1	LB 1999 C1
JPMC 2003 ML1	JPMCC 2015-JP1 COMPANION	LB 1999 C2
JPMC 2003-C1	JPMCC 2016-ASH	LB UBS 2000 C5
JPMC 2005-LDP2	JPMCC 2016-COSMO	LB UBS 2001 C3
JPMC 2006 FL2	JPMCC 2016-JP2	LB UBS 2002 C2
JPMC 2006 FL2 COMPANION	JPMCC 2016-JP2 COMPANION	LB UBS 2002 C7
JPMC 2006-LDP7	JPMCC 2016-JP4	LB UBS 2003 C8
JPMC 2006-LDP9	JPMCC 2016-JP4 COMPANION	LB UBS 2004 C1
JPMC 2006-LDP9 COMPANION	JPMCC 2016-NINE	LB UBS 2004 C4
JPMC 2011-PLSD	JPMCC 2016-NINE COMPANION	LB UBS 2004 C6
JPMC 2012-CIBX	JPMDB 2016-C2	LB UBS 2004 C6 COMPANION
JPMC 2014-C20	JPMDB 2016-C2 COMPANION	LB UBS 2004 C7
JPMC 2014-C20 COMPANION	JPMDB 2016-C4	LB UBS 2004 C8
JPMC03LN1	JPMDB 2016-C4 COMPANION	LB UBS 2004 C8 COMPANION
JPMCC 2007-LDP10	KGS-ALPHA REAL ESTATE	LB UBS 2005 C1
JPMCC 2007-LDP10 COMPANION	KGS-ALPHA RECM WH REPO W/ CITIBANK	LB UBS 2005 C1 COMPANION
JPMCC 2007-LDP11	KIWOOM NONGHYUP WAREHOUSE	LB UBS 2006-C4
LB UBS 2006-C4 COMPANION	LBUBS05C3 (SENIOR MEZZ) 2_ING	MC FIVE MILE SPE B LLC (COLUMN REPO)
LB UBS 2006-C6	LBUBS05C3 (SENIOR MEZZ) 3_LRP	MDC01TP5
LB UBS 2006-C7	LBUBS05C3 (SENIOR MEZZ) 4_AIBDEBT	MDC02TP7
LB UBS 2006-C7 COMPANION	LBUBS05C3 (SENIOR MEZZ) 5_BAYERISCHE	MERRILL LYNCH 1996 C2
LB UBS 2007-C2 COMPANION	LBUBS2005C2 COMPANION	MERRILL LYNCH 1998 C2
LB UBS 2008-C1	LBUBS2005C3 COMPANION	MERRILL LYNCH 2008-C1
LB-UBS 2003 C5	LCCM 2014-909	METLIFE EUROPE LIMITED UK WAREHOUSE
LB-UBS 2003-C1	LCCM2013GCP	Metropolitan Life Ins Co UK WH
LB-UBS 2003-C3	LCF UBS Bank Repo	MEZZ CAP 2004-C1
LB-UBS 2005 C5	LCRT HOLDINGS LLC WAREHOUSE	MEZZ CAP 2004-C2
LB-UBS 2005 C7	LEHMAN BROTHERS WAREHOUSE	MEZZ CAP 2005-C3
LB-UBS 2005-C7 COMPANION	LEHMAN-UBS 2005 C5 COMPANION	MEZZ CAP 2006-C4
LB-UBS 2006 C1	LIBREMAX WAREHOUSE	MEZZ CAP 2007-C5
LB-UBS 2006 C1 COMPANION	LOANCORE (JEFFERIES) WAREHOUSE	MEZZ CAP LLC (FKA CBA MEZZ)
LB-UBS 2006 C3	LOGISTICS UK 2015-PLC	MEZZ CAP REIT I, INC
LB-UBS 2006-C3 COMPANION	LONE STAR REPO WITH WELLS FARGO	MFF MEZZANINE
LB-UBS 2006-C6 COMPANION	LONESTAR (RELIUS) WAREHOUSE 2013	MKP CREDIT MASTER FUND MEZZANINE
LB-UBS 2007-C2	LONESTAR REPO WITH CB	MKP CREDIT MASTER FUND WAREHOUSE
LB-UBS 2007-C6	LSTAR 2015-3	ML 1997-C2
LB-UBS 2007-C6 (COMPANION)	LSTAR 2016-4	ML 1998-C3
LB-UBS 2007-C7	LSTAR I LLC REPO	ML-CFC 2006-1
LBUBS05C2	LSTAR II LLC (CITIREPO)	ML-CFC 2006-2
LBUBS05C3	LVS II SPE III LLC (AFFILIATE OF PIMCO)	MLCFC 2007 C7
LBUBS05C3 (COMPANION) 1_SORINRE	MAIDEN 2008-1	ML-CFC 2007-6
LBUBS05C3 (SENIOR MEZZ) 1_METLIFE	MARATHON REAL ESTATE CDO 2006-1	ML-CFC 2007-7
ML-CFC 2007-7 COMPANION	MS04TOP13	MSBAM 2014-C19
MLCFC06-4	MS04TOP15	MSBAM 2014-C19 COMPANION
MLCFC07-5	MS05TOP17	MSBAM 2015-C22
MLCFC07-5 (COMPANION)_LEXINGTON	MS05TOP19	MSBAM 2015-C22 COMPANION
MLCFC07-6	MS06TOP21	MSBAM 2015-C23
MLCFC07-6 (COMPANION)_ASTAR	MS06TOP23	MSBAM 2015-C23 COMPANION
MLCFC07-8	MS06TOP23 (COMPANION)_LANDESBANK	MSBAM 2015-C24
MLCFC07-9	MS07TOP25	MSBAM 2015-C24 COMPANION
MLFT 2006-1	MS07TOP27	MSBAM 2015-C25
MLFT 2006-1 (COMPANION)_CAPTRUST	MS07TOP27 AW34 (NONPOOLED)	MSBAM 2015-C25 COMPANION
MLMT 2002 MW1	MS08TOP29	MSBAM 2015-C26
MLMT 2005-CKI1	MS2000PRIN	MSBAM 2015-C27
MLMT 2006-C2	MSBAM 2013-C11	MSBAM 2015-C27 COMPANION
MLMT06C1	MSBAM 2013-C11 COMPANION	MSBAM 2016-C28
MLMT07C1	MSBAM 2013-C12	MSBAM 2016-C28 COMPANION
MORGAN GUARANTY TRUST CO. OF NY	MSBAM 2013-C12 COMPANION	MSBAM 2016-C29
MORGAN STANLEY	MSBAM 2013-C13	MSBAM 2016-C30
MORGAN STANLEY 2007 IQ14	MSBAM 2013-C8	MSBAM 2016-C30 COMPANION
MORGAN STANLEY 2007-HQ13	MSBAM 2013-C8 COMPANION	MSBAM 2016-C31
MORGAN STANLEY 2007-HQ13 COMPANION	MSBAM 2014-C14	MSBAM 2016-C31 COMPANION
MORGAN STANLEY 2011-C3	MSBAM 2014-C15	MSBAM 2016-C32
MORGAN STANLEY BAML 2012-C6	MSBAM 2014-C15 COMPANION	MSC 2014-CPT
MORGAN STANLEY WAREHOUSE	MSBAM 2014-C16	MSC 2014-MP
MS01TOP1	MSBAM 2014-C17	MSC 2015-420
MS03TOP11	MSBAM 2014-C18	MSC 2015-420 COMPANION
MSC 2016-BNK2	MSCI06HQ9	NORTHSTAR-DB REPO WAREHOUSE (NRFC)
MSC 2016-BNK2 Companion	MSCI06TOP21 (NONPOOLED)	NORTHSTAR-DB REPO WAREHOUSE (NSINCOME)
MSC04HQ4	MSCI2007IQ16	NS INCOME REIT HOLDINGS LLC WH
MSC05HQ6	MSD01TP3	NS RE INCOME OPERATING PARTNESHIP II, LP
MSC05HQ6 (COMPANION)_PRUDENTIAL	MSDW03HQ2	NStar (MS Loan NT-I, LLC) MS Repo
MSC05HQ7	MSDW03TOP9	NSTAR (MS LOAN NT-II, LLC) MS REPO
MSC06HQ10	MSDWMC OWNER TRUST 2000-F1	NXT CAPITAL FUNDING II, LLC
MSC06IQ11	MSFMSFF WH	OBP DEPOSITOR, LLC TRUST 2010-OBP
MSC07HQ12	MSJP 2015-HAUL	OCH ZIFF CG FUNDING I LLC
MSC07HQ12 (COMPANION) 1_CIT	MUFG UNION BANK WAREHOUSE	OCH ZIFF CG FUNDING II LLC
MSC07HQ12 (COMPANION) 2_DEUTSCHEAG	NATIXIS WAREHOUSE	OMEGA WAREHOUSE
MSC07IQ13	NBS REAL ESTATE CAPITAL WAREHOUSE	ONE LINCOLN 2004-C3
MSC07IQ14	NLY 2014-FL1	ONE WEST BANK REPO
MSC07IQ16	NORTEL NETWORKS TRUST 2001-1	ONE WILLIAM STREET CAP MASTER FUND WH
MSC98WF2	NORTHSTAR (CB LOAN NT-II,LLC) CB REPO	OREI MEZZ II OHANA WAREHOUSE
MSC99WF1	NORTHSTAR (IVERNESS HOTEL SLNT-II) REPO	OWS ABS MASTER FUND II, LP
MSCBB 2016-MART	NORTHSTAR (NS HEALTHCARE PT 2) WAREHOUSE	OWS BACF SPV LLC (OWS WH)
MSCBB 2016-MART COMPANION	NORTHSTAR 2013-1 (CLO)	OWS BCA FUNDING WAREHOUSE
MSCI 2016-PSQ	NORTHSTAR 2016-1	OWS CF II SPV LLC Warehouse
MSCI03IQ6	NORTHSTAR CDO IX PRIMARY (MEMORIAL MALL)	OWS CF III WAREHOUSE
MSCI04HQ3	NORTHSTAR CDO VI	OWS CF SUB I WAREHOUSE
MSCI04IQ7	NORTHSTAR CDO VIII	OWS COF I MASTER WH
MSCI04IQ8	NORTHSTAR DB LOAN NT-II REPO	OWS CREDIT OPPORTUNITY I WH
MSCI05IQ9	NORTHSTAR WAREHOUSE	OWS I ACQUISITIONS, LLC WH
MSCI06HQ8	NORTHSTAR-CITI REPO WAREHOUSE	OXFORD PROPERTIES WAREHOUSE
OXFORD PROPERTIES WAREHOUSE 2	RAITH WAREHOUSE	RIALTO WAREHOUSE 2013
PCMT03PWR1	RAMSFIELD (CVI ESJ LLC ) WAREH	RIVER MARKET BROE WAREHOUSE
PCT 2016-PLSD	RAYMOND JAMES BANK	RLJ III - FINANCE HOLDINGS, LLC
PEOPLE'S UNITED BANK_COLE MT AND PPG (PA	RBS Citizens	RMF SUB 4 LLC (CITIREPO)
PFP 2015-2	RBSCF 2013-GSP	RMF SUB LLC WF REPO
PFP II SUB I, LLC	RBSCF 2013-SMV	RMF SUB2 LLC (RIALTO REPO)
PFP III 2014-1	RCP SUB WF REPO	ROC DEBT STRATEGIES II MORGAN
PFP III SUB I, LLC	RECM AND COMPASS (KR OFFICE 2)	ROC DEBT STRATEGY FUND MANAGER LLC
PILLAR FUNDING (COLUMN FINANCIAL REPO)	RECM FANNIE MAE II	ROCKINCOME WAREHOUSE
PILLAR FUNDING LLC WAREHOUSE	RECM FANNIE MAE TRANSFER	ROCKWOOD (375 PARK) WAREHOUSE
PIMCO (GCCU I LLC)	RECM GUGGENHEIM	ROCKWOOD CAPITAL, LLC (NORTHROCK)
PIMCO (TOCU I LLC)	RECM NUVEEN	RSO 2015-CRE3
PNC Bank	RECM WFFL SELF STORAGE	RSO 2015-CRE3 Companion
PREDF WAREHOUSE	REGIONS BANK WAREHOUSE	RSO 2015-CRE4
PRIME AND METLIFE REPO	REMIC ASSET HOLDINGS WAREHOUSE	RSO 2015-CRE4 (Companion)
PRIME FINANCE PARTNERS II, L.P.	RESOURCE (RCC REAL ESTATE SPE	SAPIR ORGANIZATION(1009 5TH AV
PRIME FINANCE PARTNERS III, LP	RESOURCE 2013-CRE1	SAS WAREHOUSE 2013 (H2)
PRIME REPO WITH METLIFE	RESOURCE 2014-CRE2	SBL 2015-KIND
PRIME REPO WITH U.S. BANK	RESOURCE CAPITAL CORP. WAREHOUSE	SBL 2016-KIND
PROPHET WAREHOUSE	RESOURCE CAPITAL REPO WAREHOUSE	SCG 2013-SRP1
PROSIRIS Warehouse	RESOURCE REAL ESTATE FUNDING CDO 2006-1	Seer Capital Management LP
PSBAmherst Finance Construction WH	RESOURCE REF CDO 2007-1	SFAVE 2015-5AVE
QCMT13QC	RESOURCES REPO WITH DB	SGCMS 2016-C5
QUADRANT MEZZANINE WAREHOUSE	RIALTO REPO W/ GS	SGCMS 2016-C5 COMPANION
RAITH RE FUND I LP WAREHOUSE	RIALTO REPO WITH WF	SHELTER OPPORTUNITIES WAREHOUSE
SILVERPEAK RE FINANCE LLC WAREHOUSE	TIMES SQUARE HOTEL TRUST	VORNADO REALTY L.P. WAREHOUSE
SINGERMAN (RIDGMAR MEZZ LOAN)	TISHMAN TFO II LLC WAREHOUSE	WACHOVIA 2002 C2
SL GREEN - JPM REPO	TMSQ 2014-1500	WACHOVIA 2003 C3
SL GREEN REALTY CORP/GRAMERCY	TOCU II LLC (PIMCO ENTITY)	WACHOVIA 2003-C4
SL GREEN WAREHOUSE	TRIANGLE (NORTHSIDE-ROSSER DEB	WACHOVIA 2003-C5
SOCIETE GENERALE WAREHOUSE	TRIANGLE (NORTHSIDE-ROSSER DEBT HOLDING)	WACHOVIA 2003-C6
SOUND MARK HORIZONS FUND LP WAREHOUSE	TRIANGLE WAREHOUSE	WACHOVIA 2003-C7
SOVEREIGN BANK NA	TRT LENDING REPO WAREHOUSE	WACHOVIA 2003-C9
SPREF WH I LLC (DEUTSCHE REPO)	TRT LENDING SUBSIDIARY II LLC WAREHOUSE	WACHOVIA 2004 C10
SPREF WH II WF REPO	TRT LENDING SUBSIDIARY LLC	WACHOVIA 2004 C11
SPREF WH III (SILVERPEAK) COLUMN REPO	TRU TRUST 2016-TOYS	WACHOVIA 2004 C14
SRE FW MEZZ WAREHOUSE (RIDGMAR MEZZ)	TUEBOR WAREHOUSE (LADDER)	WACHOVIA 2004 C15
SRPT 2014-STAR	UBS 2012-C1	WACHOVIA 2004-C11 (COMPANION)
STARWOOD SUB 14 REPO	UBS WAREHOUSE	WACHOVIA 2004-C12
STARWOOD CITI REPO SUB 6	UBS-BARCLAYS 2012-C2	WACHOVIA 2005 C17
STARWOOD MORT FUNDING-MORGAN STANLEY REP	UBS-BARCLAYS 2012-C4	WACHOVIA 2005-C16
STARWOOD MORTGAGE CAPITAL WAREHOUSE	UBS-CITIGROUP 2011-C1	WACHOVIA 2005-C18
STARWOOD MORTGAGE FUNDING V LL	UCB07-1	WACHOVIA 2005-C19
STARWOOD PROPERTY MORTGAGE LLC WAREHOUSE	UNION BANK	WACHOVIA 2005-C20
STARWOOD PROPERTY MORTGAGE SUB-2, L.L.C.	US BANK NA	WACHOVIA 2005-C21
STRATEGIC LAND JOINT VENTURE 2	VALSTONE WAREHOUSE	WACHOVIA 2005-C21 (COMPANION)
SUMITOMO WAREHOUSE	VDNO 2013-PENN	WACHOVIA 2005-C22
TD BANK	VERTICAL CRE CDO	WACHOVIA 2006 WHALE 7 NON TRUST
TEACHERS INSURANCE & ANNUITY ASSOCIATION	VNO 2012-6AVE	WACHOVIA 2006-C23
TIAA 2007-C4	VORNADO DP LLC 2010-VNO	WACHOVIA 2006-C24
WACHOVIA 2006-C25	WASHINGTON SUB, LLC	WFCM 2014-LC18
WACHOVIA 2006-C25 (COMPANION)	WELLS FARGO BANK-PARTICIPATION	WFCM 2014-TISH
WACHOVIA 2006-C26	WELLS FARGO IMMG	WFCM 2015- P2 COMPANION
WACHOVIA 2006-C27	WEST RIVER WAREHOUSE	WFCM 2015-BXRP
WACHOVIA 2006-C27 - COMPANION	WESTERN ALLIANCE BANK WAREHOUSE	WFCM 2015-C26
WACHOVIA 2006-C28	WESTIN ST FRANCIS MEZZ (MORGAN STANLEY)	WFCM 2015-C27
WACHOVIA 2006-C29	WESTIN TIME SQUARE MEZZANINE	WFCM 2015-C28
WACHOVIA 2006-C29 COMPANION	WESTIN TIME SQUARE MEZZANINE 2	WFCM 2015-C28 COMPANION
WACHOVIA 2006-WHALE 7	WFB - BRIDGE LOANS	WFCM 2015-C29
WACHOVIA 2007-C30	WFB - CORPORATE NET LEASE	WFCM 2015-C29 COMPANION
WACHOVIA 2007-C30 COMPANION	WFB - HELD FOR SALE	WFCM 2015-C30
WACHOVIA 2007-C31	WFB - PORTFOLIO	WFCM 2015-C30 COMPANION
WACHOVIA 2007-C31 COMPANION	WFB - PORTFOLIO SLAM	WFCM 2015-C31
WACHOVIA 2007-C32	WFB - WFRF MCDONALDS	WFCM 2015-C31 Companion
WACHOVIA 2007-C32 COMPANION	WFB - WFRF PORTFOLIO	WFCM 2015-LC20
WACHOVIA 2007-C33	WFBCREAM	WFCM 2015-LC20 COMPANION
WACHOVIA 2007-C33 COMPANION	WFBNA ITF CITIBANK NA	WFCM 2015-LC22
WACHOVIA 2007-C34	WFCM 2012-LC5	WFCM 2015-NXS1
WACHOVIA 2007-C34 COMPANION	WFCM 2013-120B	WFCM 2015-NXS1 COMPANION
WACHOVIA 2007-WHALE 8	WFCM 2013-BTC	WFCM 2015-NXS2
WACHOVIA 2007-WHALE 8 NON TRUST	WFCM 2013-LC12	WFCM 2015-NXS2 COMPANION
WACHOVIA GENERAL PARTICIPANT	WFCM 2013-LC12 COMPANION	WFCM 2015-NXS3
WACHOVIA RED - TAX CREDIT	WFCM 2014- LC18 COMPANION	WFCM 2015-NXS3 COMPANION
WACHOVIA STRUCTURED FINANCE	WFCM 2014-LC16	WFCM 2015-NXS4
WACHOVIA STRUCTURED FINANCE	WFCM 2014-LC16 COMPANION	WFCM 2015-P2
WFCM 2015-SG1	WFRBS 2011-C3	WFRBS 2014-C22 COMPANION
WFCM 2015-SG1 Companion	WFRBS 2011-C5	WFRBS 2014-C23
WFCM 2016-BNK1	WFRBS 2012-C10	WFRBS 2014-C23 COMPANION
WFCM 2016-BNK1 COMPANION	WFRBS 2012-C6	WFRBS 2014-C24
WFCM 2016-C32	WFRBS 2012-C7	WFRBS 2014-C24 COMPANION
WFCM 2016-C33	WFRBS 2012-C8	WFRBS 2014-C25
WFCM 2016-C34	WFRBS 2012-C9	WFRBS 2014-C25 COMPANION
WFCM 2016-C34 COMPANION	WFRBS 2013 - C17 COMPANION	WFRBS 2014-LC14
WFCM 2016-C35	WFRBS 2013-C11	WFRBS11C2
WFCM 2016-C35 COMPANION	WFRBS 2013-C12	WFRBS11C2 (PARTICIPATION)_WEST RIVER
WFCM 2016-C36	WFRBS 2013-C13	WFRBS11C4
WFCM 2016-C36 COMPANION	WFRBS 2013-C14	WFRBS11C4 (COMPANION)_LIBERTYLIFE
WFCM 2016-C37	WFRBS 2013-C15	WORLD SAVINGS
WFCM 2016-C37 COMPANION	WFRBS 2013-C15 COMPANION	YELLOW BRICK REAL ESTATE CAPITAL I, LLC
WFCM 2016-LC24	WFRBS 2013-C16
WFCM 2016-LC24 COMPANION	WFRBS 2013-C16 COMPANION
WFCM 2016-LC25	WFRBS 2013-C17
WFCM 2016-LC25 COMPANION	WFRBS 2013-C18
WFCM 2016-NXS5	WFRBS 2013-UBS1
WFCM 2016-NXS6	WFRBS 2014-C19 COMPANION
WFCM 2016-NXS6 COMPANION	WFRBS 2014-C19W
WFCM WAREHOUSE	WFRBS 2014-C20
WFCM10C1	WFRBS 2014-C21
WFCM10C1 (PARTICIPATION)_BASIS	WFRBS 2014-C21 COMPANION
WFLD 2014-MONT	WFRBS 2014-C22

APPENDIX B

APPLICABLE SERVICING CRITERIA WITH RESPECT TO COMMERCIAL LOANS

(THE PLATFORM)

SERVICING CRITERIA	APPLICABLE SERVICING CRITERIA	INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.	X
1122(d)(1)(iv)

A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

X
1122(d)(1)(v)	Aggregation of information, as applicable, is mathematically accurate and the information conveyed accurately reflects the information.	X
Cash Collection and Administration
1122(d)(2)(i)

Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X
1122(d)(2)(iii)

Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

X
1122(d)(2)(iv)

The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

X
1122(d)(2)(v)

Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X
1122(d)(2)(vii)

Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are

(A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

X
Investor Remittances and Reporting
1122(d)(3)(i) (A)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements;

X	X
1122(d)(3)(i)(B)	(B) provide information calculated in accordance with the terms specified in the transaction agreements;	X
1122(d)(3)(i)(C)	(C) are filed with the Commission as required by its rules and regulations;	X
1122(d)(3)(i)(D)	(D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of pool assets serviced by the Servicer.	X
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreement	X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreement or related mortgage loan documents.	X	X
1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreement.	X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X(1)
1122(d)(4)(iv)

Payments on pool assets, including any payoffs, made in accordance with the related [pool asset] documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.

X
1122(d)(4)(v)	The Servicer’s records regarding the pool assets agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	X
1122(d)(4)(vi)

Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

X	X
1122(d)(4)(vii)

Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

X
1122(d)(4)(viii)

Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related mortgage loan documents.	X
1122(d)(4)(x)(A)

Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements

X
1122(d)(4)(x)(B)	(B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws;	X
1122(d)(4)(x)(C)	(C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.	X
1122(d)(4)(xi)

Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the Servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

X	X(2)
1122(d)(4)(xii)

Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

X	X(2)
1122(d)(4)(xiii)

Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the Servicer, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.	X

(1) There were no activities performed during the year ended December 31, 2016 with respect to the Platform, because there were no occurrences of events that would require the Company to perform such activities.

(2) The vendors, CoreLogic, Inc. and National Tax Search, LLC, provided separate Reg. AB 1122(d) attestations for their tax payment activities as they relate to criteria 1122(d) (4) (xi) and (xii).